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                          UBS TACTICAL ALLOCATION FUND

  Supplement to the Statement of Additional Information dated December 27, 2002


                                                                 August 28, 2003

Dear Investor,

         The following information supplements information contained in the Statement of Additional Information in the section titled "Reduced Sales Charges, Additional Purchase, Exchange and Redemption Information; and Other Services":

         UBS Global AM pays its affiliate, UBS Financial Services Inc., a fee equal to 0.15% of the value at the time of sale of all shares of the Fund sold through UBS Financial Services Inc. UBS Global AM also pays UBS Financial Services Inc. a monthly retention fee at the annual rate of 0.05% of the value of shares of the Fund net, of the annualized value of shares sold during the period, including shares purchased through the reinvestment of dividends, and that are held in UBS Financial Services Inc. client accounts.

                                                                   Item # ZS-202